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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                         of the Securities Act of 1934


         Date of Report (Date of earliest event reported) May 13, 1999

                             KALAN GOLD CORPORATION
             (Exact name of Registrant as specified in its charter)



          Colorado                   0-25658                84-1357927
          --------                   -------                ----------
(State or other jurisdiction         (Commission         (I.R.S. Employer
of incorporation or organization)    File Number)        Identification No.)




                               Tower II, Suite 100,
                             12835 E. Arapahoe Road
                            Englewood, Colorado 80112
                            -------------------------
              (Address of principal executive offices and Zip Code)


                                 (303) 706-1606
                                 --------------
               (Registrant's telephone number including area code)

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                                    FORM 8-K
                                 CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                         of the Securities Act of 1934

Item 1.   CHANGES IN CONTROL OF REGISTRANT.
          The Registrant has signed a revised agreement with Gilt Guaranty Trust, Ltd., of London, England for a private placement of not less than $50million US of the Registrant's securities, with a combination of common stock and convertible bonds at a face value to be determined. The Registrant anticipates the completion of this private placement in the second quarter of this fiscal year.

          The proceeds from this private placement are anticipated to be utilized in part to finance the buildout of a wireless, digital broadband network in Malaysia by the Registrant's subsidiary, Perwimas Telecommunications, and in part to finance the future acquisition of telecommunication and information technologies companies synergistic to the operations of the Registrant. Although the Registant has under consideration several situations, there are no definitive agreements for future acquisitions at this point.

          Safe Harbor Statement
          Investors should carefully consider the preceding information, as well as other information contained herein before making an investment in the common stock of the Registrant. Information contained in herein contains "forward-looking statements" which can be identified by the use of forward-looking terminology such as "believes," "may," "should," or "anticipates," or the negative thereof or given that the future results covered by such forward-looking statements will be achieved. The preceding matters constitute cautionary statements identifying important factors with respect to such forward-looking statements, including certain risks and uncertainties that could cause actual results to vary materially from the future results covered in such forward- looking statements. Other factors could also cause actual results to vary materially from the future results covered in such forward-looking statements.

Item 2.   ACQUISITION OR DISPOSITION OF ASSETS.
          Not Applicable
Item 3.   BANKRUPTCY OR RECEIVERSHIP.
          Not Applicable
Item 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
          Not Applicable
Item 5.   OTHER EVENTS
          Not Applicable
Item 6.   RESIGNATION OF REGISTRANT'S DIRECTORS.
          Not Applicable
Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS. Not Applicable

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Item 8.   CHANGE IN FISCAL YEAR.
          Not Applicable
Item 9.   SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.
          Not Applicable

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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                        KALAN GOLD CORPORATION



Dated: May 13, 1999           By:    /s/ Patrick Soon-Hock Lim
                                 ---------------------------------
                                      President